   ----------------------------------------------------------------------------------------------------------------------------
                                            OFFICE OF THE UNITED STATES TRUSTEE
   ----------------------------------------------------------------------------------------------------------------------------
     IN RE:                                                          )               DEBTOR IN POSSESSION OPERATING REPORT
                                                                     ]               -------------------------------------
               MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES        )         REPORT NUMBER 14             Page 1 of 3
                                                                     )                 FOR THE PERIOD FROM: May 1, 2001
                                                                     )                                  TO: May 31, 2001
                                                                     )       --------------------------------------------------
                                                                     )
     ----------------------------------------------------------------
     CHAPTER 11 CASE NO. SV00-13471KL
     ----------------------------------------------------------------
                                                                        SEE ATTACHED
     1.  Profit and Loss Statement
     A.  Related to Business Operations:
               Gross Sales                                              -------------------
               Less Sales Returns and Discounts
                     Net Sales                                          -------------------                -
                                                                                             ---------------
               Less:  Cost of Goods Sold                                                  -
                     Beginning Inventory at Cost                        -------------------
                     Add:  Purchases
                                                                        -------------------
                     Less:  Ending Inventory at Cost                                      -
                                                                        -------------------                -
                            Cost of Goods Sold                                               ---------------

               Gross Profit                                                                                                   -
                                                                                                             ------------------

               Other Operating Revenue (Specify)                                                                              -
                                                                                                             ------------------

        Less:  Operating Expenses

               Officer Compensation
                                                                        -------------------
               Salaries & Wages - Other Employees
                                                                        -------------------
                     Total Salaries & Wages                                                                -
                                                                                             ---------------
                     Employee Benefits                                                                     -
                                                                                             ---------------
               Payroll Taxes
                                                                        -------------------
               Real Estate Taxes (Personal Property Tax)
                                                                        -------------------
               Federal and State Income Taxes
                                                                        -------------------
                     Total Taxes                                                                           -
                                                                                             ---------------
               Rent and Lease Exp. (Real and Personal Property)                           -
                                                                        -------------------
               Interest Expense (Mortgage, Loan, etc.)                                    -
                                                                        -------------------
               Insurance
                                                                        -------------------
               Automobile Expense
                                                                        -------------------
               Utilities (Gas, Electric, Water, Telephone, etc.)
                                                                        -------------------
               Depreciation and Amortization
                                                                        -------------------
               Repairs and Maintenance
                                                                        -------------------
               Advertising                                                                -
                                                                        -------------------
               Supplies, Office Expenses, Photocopies, etc.
                                                                        -------------------
               Bad Debts                                                                  -
                                                                        -------------------
               Miscellaneous Operating Expenses (Specify)                                                  -
                                                                        ------------------------------------
                     Total Operating Expenses                                                                                 -
                                                                                                             ------------------

               Net Gain/(Loss) from Business Operations                                                                       -
                                                                                                             ------------------

        B.  Not Related to Business Operations
               Income:
                 Interest Income
                                                                                             ------------------
                 Other Non-Operating Revenues (Specify)
                                                                                             ------------------
                 Gross Proceeds on Sale of Assets
                                                                             ---------------
                 Less:  Original Cost of Assets plus Expenses of Sale
                                                                             ---------------
                    Net Gain/(Loss) on Sale of Assets
                                                                                             ------------------
                 Total Non-Operating Income
                                                                                                                 --------------
               Expenses Not Related to Business Operations:
                 Legal and Professional Fees
                                                                                              -----------------
                 Other Non-Operating Expenses (Specify)
                                                                                              -----------------
                    Total Non-Operating Expenses                                                                              -
                                                                                                                 --------------

               NET INCOME /(LOSS) FOR PERIOD                                                                                  -
                                                                                                                 ==============

        -----------------------------------------------------------------------------------------------------------------------
        Revised April 1989                             OPERATING REPORT                                                  UST-4
        -----------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
 Statement of Operations for the Period May 31, 01
--------------------------------------------------------------------------------


($000's)

REVENUES

     Sales                                                                                    27
     Rental revenues                                                                         689
                                                                                      -----------
           Total revenues                                                                    716

     Cost of goods sold                                                                       15
     Cost of rental operation                                                                179
                                                                                      -----------
           Total cost of sales and rental                                                    194

           Gross profits                                                                     522

     Selling expense                                                                           -
     General & administration                                                                115
                                                                                      -----------
           Total operating expenses                                                          115

           Operating profit                                                                  407

     Depreciation & amortization                                                             258
     Coporate Interest allocation                                                              -
     DIP Interest                                                                              -
     Other income & expenses                                                                   -
                                                                                      -----------

     Earnings before reorganization items & income tax provision                             149

     Reorganization items:
     Loss from sales of assets/Closing cost of facility                                        -
     Professional fees                                                                       801
     Provision for rejected executory contracts                                                -
     Interest earned on accumulated cash resulting from chapter 11 Proceeding               (228)
                                                                                      -----------
           Total reorganization items                                                        573

           Income(loss) before income tax provision                                         (424)
     Income tax (benefits)                                                                     -
                                                                                      -----------
           Net income (loss)                                                                (424)
                                                                                      ===========

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 14
--------------------------------------------------------------------------------
                                    Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                            ----------------------------------------------------
                                Accounts Payable         Accounts Receivable
                            ----------------------------------------------------
Current      Under 30 days                         $0                  $468,711
Overdue      31 - 60 days                          $0                   $11,869
Overdue      61 - 90 days                          $0                    $4,439
Overdue      91 - 120 days                         $0                        $0
Overdue      121 + days                            $0                $1,088,744
                            ----------------------------------------------------
Total                                              $0                $1,573,763
                            ----------------------------------------------------





3.  Statement of Status of Payments to Secured Creditors and Lessors:                                                SEE ATTACHED

------------------------------------------------------------------------------------------------------------------------------------
                            Frequency of                                                                     Post-Petition
                            Payments per              Amount of                                            Payments Not Made
                                                                                                   ---------------------------------
    Creditor/Lessor        Lease/Contract           Each Payment             Next Payment Due           Number           Amount
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

                        Gross Payroll Expense For Period                                   $81,590 *SEE NOTE
                                                                        ---------------------------
                        Gross Sales for Period Subject to Sales Tax                        $20,944
                                                                        ---------------------------

                                              --------------------------------------------------------------------------------------
                                                                                                          Post Petition Taxes
                                                      Date Paid               Amount Paid *                   Still Owing
                                              --------------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes                  4/25/01                   $14,625                $2,399
State Payroll and Withholding Taxes                    4/25/01                    $4,036                 $688
State Sales and Use Tax                                4/20/01                    $6,858                 $890
Real Property Taxes                                                                 $0                    $0
                                              --------------------------------------------------------------------------------------

                        * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage
                                              --------------------------------------------------------------------------------------
                                                      Carrier/                  Amount of               Policy        Premium Paid
                                                        Agent                    Coverage              Exp. Date        Thru Date
                                              --------------------------------------------------------------------------------------
Worker's Compensation                                GULF INS CO                                        10/1/01          10/1/01
Liability                                            GULF INS CO                   SEE                  10/1/01          10/1/01
Fire and Extended Coverage                           GULF INS CO                 ATTACHED               10/1/01          10/1/01
Property                                             GULF INS CO         (Not Filed with Form 8K)       10/1/01          10/1/01
Theft                                                    CNA                                            10/1/01          10/1/01
Life (Beneficiary:________________)                 TRANSAMERICA
Vehicle                                              GULF INS CO                                        10/1/01          10/1/01
Other                                              INSURANCE WEST                                       10/1/01          10/1/01

                                              --------------------------------------------------------------------------------------

                                              *NOTE:          PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP,
                                                              AND IS ALLOCATED TO  THE SUBSIDIARY INCURRING THE
                                                              PAYROLL EXPENSE.
                                                              ALL PAYROLL TAXES ARE PAID BY ADP


                                                                              ZA

--------------------------------------------------------------------------
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
MAY 31, 2001 CREDIT FACILITY
--------------------------------------------------------------------------
                                                                    page 3


                                                                                           MONTHLY    UNPAID
    BINDER    TAB                       DESCRIPTION                       COMPANY          PAYMENT    POST PETITION
   ---------  -----  ---------------------------------------------------  ---------------  -------------------------
    CRF98       39   IBM Credit Corp - AS400/JBA Software                 Group                 7,866         7,866
      V         85   Xerox - Copier #C0H-010403                           Group - Acct            558             0
    CRF98       40   Pitney Bowes - Postage meter                         Four Star               167             0
    CRF98       12   Minolta Copier Corp - Copier/Fax                     Four Star               264             0

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 14
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6.  Questions:

          A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: ____________________________________
                          X       :No
          B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: ____________________________________
                          X       :   No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):

                   ------------------------------------------------------------------------------------------
                                                                         Type                Post-Petition
                             Name of Professional                    Professional           Unpaid Total**
                   ------------------------------------------------------------------------------------------
                   Crossroads, LLC                           Turnaround management                         - Estimated
                   ------------------------------------------------------------------------------------------
                   George Nicolais                           Financial advisor                         5,559 Estimated
                   ------------------------------------------------------------------------------------------
                   Klee Tuchin Bogdanoff & Stern             Counsel                                  65,295 Estimated
                   ------------------------------------------------------------------------------------------
                   Latham Watkins                            Counsel                                       -
                   ------------------------------------------------------------------------------------------
                   Stutman Treister                          Counsel                                  29,357 Estimated
                   ------------------------------------------------------------------------------------------
                   Imperial Capital, LLC                     Financial advisor                             -
                   ------------------------------------------------------------------------------------------
                   Holland & Knight                          Counsel                                  58,616 Estimated
                   ------------------------------------------------------------------------------------------
                   Ernst & Young                             Independent Auditors                          -
                   ------------------------------------------------------------------------------------------

                   **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A






9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                                   Quarterly
          Quarterly              Disbursements       Quarterly                                                         Quarterly
        Period Ending             for Quarter           Fee          Date Paid           Amount Paid    Check No.   Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
                   6/30/00       $7,108,942.00       $24,500.00              7/31/00     $24,500.00         2408
                   9/30/00       $7,208,343.00       $21,500.00             10/24/00     $21,500.00         1395
                  12/31/00       $7,053,994.00       $21,000.00              1/26/01     $21,000.00         1543
                   3/31/01       $5,307,500.00       $18,250.00              4/27/01     $18,250.00         1643


------------------------------------------------------------------------------------------------------------------------------------



I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: June 29, 2001                                 Signed: /s/ Ellen Gordon

----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                             PAGE 1
                                                  CENTRAL DISTRICT OF CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
IN RE:                                                   )                                    DEBTOR IN POSSESSION INTERIM STATEMENT
                                                         )
            Matthews Studio Equipment Group              )                                                     STATEMENT NO. 14
                                                         )                                             FOR THE PERIOD FROM: 05/01/01
                                                  DEBTOR )                                                              TO: 05/31/01
---------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL                      )
---------------------------------------------------------       General      Concentration   Payroll        Tax      Pre-Chapter
                                                                Account         Account       Account     Account     Payroll
                                                            ---------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                            ---------------------------------------------------------------------

A.   Total Receipts Per All Prior Interim Statements        $ 30,207,737.91  $23,485,048.71   $294,606.93   $0.00   $5,853,194.94

B.   Less:  Total Disbursements Per All Prior               $ 30,207,737.91  $22,407,020.77   $294,606.93   $0.00   $5,846,618.22
            Interim Statements
                                                            ---------------------------------------------------------------------

C.   Beginning Balance                                      $          0.00  $ 1,078,027.94   $      0.00   $0.00   $    6,576.72

                                                            ---------------------------------------------------------------------
D.   Receipts During Current Period

      Per Attached Schedule (Not filed with Form 8K)        $    593,946.86  $   812,736.18   $      0.00   $0.00               -

                                                            ---------------------------------------------------------------------
E.   Balance Available                                      $    593,946.86  $ 1,890,764.12   $      0.00   $0.00   $    6,576.72

                                                            ---------------------------------------------------------------------
F.   Less:  Disbursements During Period

      Per Attached Schedule (Not filed with Form 8K)        $    593,946.86  $ 1,092,751.63   $      0.00   $0.00          658.32

                                                            ---------------------------------------------------------------------
G.   Ending Balance                                         $          0.00  $   798,012.49   $      0.00   $0.00   $    5,918.40

                                                            ---------------------------------------------------------------------

                                                           ----------------------------------------------------------------------
                                                                Investment      Professional        CD           5-Month CD
                                                                 Account          Account         Account          Account
                                                           ----------------------------------------------------------------------

CASH ACTIVITY ANALYSIS
                                                           ----------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements           $4,068,751.58    $2,923,509.37    $355,957.03     $14,066,090.22

B.   Less:  Total Disbursements Per All Prior                  $3,370,422.45    $2,923,509.37    $355,957.03     $ 4,726,668.06
            Interim Statements
                                                           ----------------------------------------------------------------------

C.   Beginning Balance                                         $  698,329.13    $        0.00    $      0.00     $ 9,339,422.16

                                                           ----------------------------------------------------------------------
D.   Receipts During Current Period

      Per Attached Schedule (Not filed with Form 8K)              289,808.27       162,034.82              -         221,098.73

                                                           ----------------------------------------------------------------------
E.   Balance Available                                         $  988,137.40    $  162,034.82    $      0.00     $ 9,560,520.89

                                                           ----------------------------------------------------------------------
F.   Less:  Disbursements During Period

      Per Attached Schedule (Not filed with Form 8K)              162,034.82       162,034.82              -                  -

                                                           ----------------------------------------------------------------------
G.   Ending Balance                                            $  826,102.58    $        0.00    $      0.00     $ 9,560,520.89
                                                           ----------------------------------------------------------------------

H. ACCOUNT INFORMATION

   (1).  General Account

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411952738

   (2).  Concentration Account

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411952886

   (3).  Payroll Account

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411952800

   (4).  Tax Account

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411952851

   (5).  Pre-Chapter Payroll Account

         (a)   Western Security Bank 4100 W. Alameda Ave.,Burbank, Ca.
         (b)   001064088

   (6).  Investment Account

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   BHS-072281

   (7).  Professional Account

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411953459

   (8).  Certificate of of Deposit

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411956334

   (9).  5-Month Liquid Certificate of of Deposit

         (a)   City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
         (b)   411955893



I.       Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated: June 29, 2001                      Signed:  /s/ Ellen Gordon
-------------------------------------     -------------------------------------